Exhibit 10.22.2

SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made as of January 1, 2015 (the “Effective Date”), by and among (i) HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Hazel Creek, LLC, a Delaware limited liability company, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH Eldorado Heights LLC, a Delaware limited liability company (“HCP Eldorado Heights”), HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP ST1 Colorado, LP, a Delaware limited partnership, HCP, Inc., a Maryland corporation (“HCP”), and HCPI Trust, a Maryland real estate investment trust (collectively, as their interests may appear, the “Current Lessors”), (ii) Westminster HCP, LLC, HCP Springtree, LLC, HCP Ocoee, LLC, HCP Port Orange, LLC, HCP Beckett Lake, LLC, HCP St. Augustine, LLC, HCP Carrollwood, LLC, HCP Oviedo, LLC, HCP Wekiwa Springs, LLC, HCP Oak Park, LLC, HCP Cy-Fair, LLC, HCP Friendswood, LLC, HCP Irving, LLC and HCP Emfin Properties, LLC, each a Delaware limited liability company (collectively, as their interests may appear, the “Additional Lessors” and, together with the Current Lessors, “Lessor”), (iii) Emeritus Corporation, a Washington corporation (“Emeritus”), Summerville at Hazel Creek, LLC, a Delaware limited liability company, and Summerville at Prince William, Inc., a Delaware corporation (collectively, and jointly and severally, the “Current Lessees”),  and (iv) LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Ocoee, Inc., a Delaware corporation, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Westminster, Inc., a Maryland corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Irving Associates, L.P., a Delaware limited partnership, Summerville at Chestnut Hill, LLC, a Delaware limited liability company, Summerville 9, LLC, a Delaware limited liability company, Summerville at Carrollwood, LLC, a Delaware limited liability company, Summerville at Fox Run, LLC, a Delaware limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, Summerville at Oak Park LLC, a Delaware limited liability company, The Estates of Oak Ridge LLC, a Delaware limited liability company, Summerville at Oviedo LLC, a Delaware limited liability company, and Emeritus (collectively, jointly and severally, the

“Additional Lessees” and, together with the Current Lessees, “Lessee”), and consented to by Brookdale Senior Living Inc. (“Guarantor”), with respect to the following:

RECITALS

A.The Current Lessors, as “Lessor”, and the Current Lessees, as “Lessee”, are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated as of December 29, 2014, between Brookdale and HCP, which is hereby acknowledged and agreed to by Lessor and Lessee (the “First Amendment”; the Original Lease, as amended by the First Amendment, the “Lease”),  with respect to the Leased Property (as defined in the Lease).  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.

B.Pursuant to the terms of that certain Guaranty of Obligations dated as of August 29, 2014, made by Guarantor in favor of the Current Lessors (the “Guaranty”), Guarantor has guaranteed the obligations of the Current Lessees under the Lease, as more particularly described therein.

C. The Additional Lessors currently lease the Delayed Commencement Facilities to the Additional Lessees pursuant to that certain lease described in clause (j) of Section 45.1.20 of the Lease (the “Prior Lease”).  The Lease provides that, upon the occurrence of the Delayed Commencement Date with respect to any Delayed Commencement Facility, (a) (i) the information relating to such Delayed Commencement Facility set forth on any Exhibit or Schedule to the Lease shall be deemed to be part of such Exhibit or Schedule, (ii) such Delayed Commencement Facility shall be a Facility and a Pool 1 Facility, Pool 2 Facility or Pool 3 Facility, as applicable, and the Land, Leased Improvements and Lessor’s Personal Property pertaining to such Delayed Commencement Facility shall be “Leased Property”, in each case for all purposes of this Lease, and (iii) Minimum Rent allocable or attributable to such Delayed Commencement Facility shall be payable for the period commencing on the Delayed Commencement Date and continuing through the balance of the Term (and shall be payable for the month in which the Delayed Commencement Date occurs within five (5) days after the Delayed Commencement Date), all as more particularly described in Section 44.1 of the Lease, (b) the Prior Lease shall be amended and restated by the Lease as more particularly described in Section 45.1.20 of the Lease, and (c) the parties shall execute an amendment to the Lease confirming such matters.

D.The Lease erroneously states (in the definitions of such terms in Section 2.1 thereof) that the Pool 1 Fixed Term and Pool 3 Fixed Term end on the last day of the calendar month in which the sixteen (16th) and fourteen (14th) anniversaries, respectively, of the Commencement Date occur, but was intended to state that the Pool 1 Fixed Term and Pool 3 Fixed Term end on the last day of the calendar month in which the fourteen (14th) and sixteen (16th) anniversaries, respectively, of the Commencement Date occur.

E.Pursuant to Section 31.4 of the Lease (as amended by the First Amendment),  effective as of the Effective Date, Emeritus and certain designees of the Current Lessees acquired all of the Facilities set forth on Modified Schedule 31.4 (as defined in the First Amendment) other than the Facility commonly known as Emeritus at The Heritage located in Bridgeport, West Virginia (the “Heritage Facility”).  The Lease provides that, upon the closing of the acquisition of the Leased Property of any Facility pursuant to Section 31.4 thereof, (a) the aggregate amount of any and all applicable Facility Purchase Rent Reductions shall be deducted from the Pre-Adjusted Allocated Minimum Rent for such Facility (and from the Pre-Adjusted Minimum Rent), in calculating the Allocated Minimum Rent for such Facility (and the Minimum Rent), for the period commencing on the date of such closing and continuing through the end of the Lease Year in which such closing occurs and for each Lease Year thereafter and (b) the Excess Allocation with respect to such Facility (if any) shall be reallocated to the other Facilities then subject to the Lease (in proportion to their respective Allocated Minimum Rents) so as to increase accordingly the then-current Pre-Adjusted Allocated Minimum Rent for each other Facility for the period commencing on the date of such closing and continuing through the end of the Term (and increase accordingly the Pre-Adjusted Minimum Rent).  For ease of administration, the parties have agreed to calculate and reallocate the Excess Allocations of all of the Facilities set forth on Modified Schedule 31.4 (including the Heritage Facility) as of the Effective Date,  such that the Pre-Adjusted Allocated Minimum Rent for the Heritage Facility shall, from and after the Effective Date (after giving effect to such reallocation) and subject to any applicable increases in accordance with Section 3.1.3 of the Lease, be in an amount equal to the Facility Purchase Rent Reduction with respect to the Heritage Facility.

F.Lessor and Lessee desire to amend the Lease (among other things) in order to effectuate the foregoing matters, all as more particularly set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing and the terms, covenants and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

1. Amendments.
(a) Delayed Commencement Facilities.
(i) Lessor and Lessee hereby acknowledge and agree that, for all purposes of the Lease, December 1, 2014 is the “Delayed Commencement Date” with respect to all of the Delayed Commencement Facilities.

(ii) For avoidance of doubt, the provisions of subclauses (b)(i) through (b)(iii) of Section 44.1 of the Lease are effective, and the Prior Lease is amended and restated by the Lease to the extent provided in Section 45.1.20 of the Lease, in each case as of the Delayed Commencement Date.

(iii) The Additional Lessors are hereby added as Persons that, together with the Current Lessors, comprise “Lessor” under the Lease (as hereby amended), in each case as their interests may appear, and the definition of

“Lessor” appearing in Section 2.1 of the Lease is hereby amended to add the Additional Lessors thereto.

(iv) The Additional Lessees are hereby added as Persons that, together with the Current Lessees, comprise “Lessee”, shall be jointly and severally liable for all obligations of “Lessee”, and shall assume jointly and severally with the Current Lessees all obligations of “Lessee” arising on, prior to or after the Effective Date, under the Lease (as hereby amended), and the definition of “Lessee” appearing in Section 2.1 of the Lease is hereby further amended to add the Additional Lessees thereto.

(b) Fixed Term.  Section 2.1 of the Lease is hereby amended by (i) replacing “sixteenth (16th)” in the definition of “Pool 1 Fixed Term” with “fourteenth (14th)” and (ii) replacing “fourteenth (14th)” in the definition of “Pool 3 Fixed Term” with “sixteenth (16th)”.

(c) Purchase Option.

(i) Exhibits A-1.1, A-2.1 and A-3.1 of the Lease are hereby replaced in their entirety by Exhibits A-1.1, A-2.1 and A-3.1 attached hereto and by this reference made a part hereof, respectively (the “Replacement Exhibits”).

(ii) Lessor and Lessee acknowledge and agree that (x) effective as of the Effective Date, Emeritus and certain designees of the Current Lessees acquired all of the Facilities set forth on Modified Schedule 31.4 other than the Heritage Facility and (y) the Replacement Exhibits reflect a reallocation of the Excess Allocations of all of the Facilities set forth on Modified Schedule 31.4 (including the Heritage Facility) as of the Effective Date (and no further reallocation shall be made upon the acquisition of the Heritage Facility unless and until Lessor funds any amount on account of a Planned Capital Refurbishment Project at the Heritage Facility in accordance with Section 9.8 of the Lease), and (z) Exhibit A.3-1 attached hereto further reflects a corresponding reduction of the Pre-Adjusted Allocated Minimum Rent for the Heritage Facility (and the Pre-Adjusted Allocated Minimum Rent for such Facility shall be in the applicable amount set forth thereon from and after the Effective Date and subject to any increases that may apply under Section 3.1.3 of the Lease prior to the closing of the acquisition of such Facility in accordance with Section 31.4 of the Lease).

(iii) HCP Eldorado Heights is hereby removed as a Person comprising “Lessor” (as its interest may appear), and shall have no further obligations, under the Lease (as amended hereby), and the definition of “Lessor” appearing in Section 2.1 of the Lease is hereby further amended to remove HCP Eldorado Heights therefrom, in each case from and after the Effective Date, provided that Lessee shall continue to remain liable to HCP Eldorado Heights for all obligations of Lessee arising prior to the Effective Date.

2. Representations and Warranties of Lessee. As of the Effective Date, Lessee represents and warrants to Lessor as follows:
(a) Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and 4 has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b) This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c) Lessee is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessee, and is not in default in the payment of any material taxes levied or assessed against Lessee or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessee which would, in the aggregate, materially and adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d) Except for the Required Governmental Approvals to use and operate each Facility for its Primary Intended Use, no other material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e) Subject to Lessee’s receipt of the Required Governmental Approvals, the execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirement applicable to Lessee now in effect; (B) the organizational or charter documents of Lessee; (C) any judgment, order or decree of any Governmental Authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessee.

(f) All Required Governmental Approvals with respect to the Delayed Commencement Facilities have been obtained by Lessee.

(g) Lessee is in compliance with the requirements of the Orders.  Neither Lessee nor any Lessee Party (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning direct voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

3. Representations and Warranties of Lessor. As of the Effective Date, Lessor represents and warrants to Lessee as follows:

(a) Lessor is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State (to the extent Lessor is required to be so by applicable Legal Requirements) and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessor.

(b) This Amendment has been duly authorized, executed and delivered by Lessor, and constitutes and will constitute the valid and binding obligations of Lessor enforceable against Lessor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.

(c) Lessor is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessor, and is not in default in the payment of any material taxes levied or assessed against Lessor or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessor which would, in the aggregate, otherwise materially and adversely affect Lessor’s condition, financial or otherwise, or Lessor’s prospects or the Leased Property.

(d) No material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessor.

(e) The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirements applicable to Lessor now in effect; (B) the organizational or charter documents of Lessor; (C) any judgment, order or decree of any Governmental Authority binding upon Lessor; or (D) any material agreement or instrument to which Lessor is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessor.

(f) Lessor is in compliance with the requirements of the Orders.  Neither Lessor nor any of its Affiliates (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

4. Miscellaneous.

(a) Ratification and Confirmation of Lease.  This Amendment shall be deemed incorporated into the Lease and shall be construed and interpreted as though fully set forth therein.  As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.

(b) Reaffirmation of Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the Lease (as hereby amended) to the contrary and for the limited purposes so provided, the Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) except as otherwise required by Legal Requirements or any accounting rules or regulations, the Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all the benefits of ownership of the Leased Property (including the Delayed Commencement Facilities), including depreciation for all federal, state and local tax purposes.

(c) Conflicts. In the event of any conflict between the provisions of this Amendment and those of the Lease, the provisions of this Amendment shall control.

(d) Counterparts; Electronically Submitted Signatures.   This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means (including emailed pdf files) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by such signatures transmitted via facsimile or other electronic means.

(e) Severability.   If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provision shall not be affected thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

EMERITUS CORPORATION, A Washington corporation
Witness:	/s/ Teddy D. Hillard

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

SUMMERVILLE AT HAZEL CREEK LLC, a Delaware limited liability company
Witness:	/s/ Teddy D. Hillard

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation
Witness:	/s/ Teddy D. Hillard

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Lessee’s Signature Page 1 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT HILLSBOROUGH,
L.L.C., a New Jersey limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT PORT ORANGE,
INC., a Delaware corporation

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Lessee’s Signature Page 2 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT WESTMINSTER,
INC., a Maryland corporation

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT CY-FAIR
ASSOCIATES, L.P., a Delaware limited
partnership

		By:	SUMMERVILLE AT CY-FAIR, LLC
a Delaware limited liability company,
its General Partner

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P., a Delaware limited
partnership

		By:	SUMMERVILLE AT FRIENDSWOOD,
LLC, a Delaware limited liability
company, its General Partner

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Lessee’s Signature Page 3 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT ST. AUGUSTINE,
LLC, a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT IRVING
ASSOCIATES LP, a Delaware limited
partnership

		By:	SUMMERVILLE AT IRVING, LLC,
a Delaware limited liability company,
its General Partner

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT CHESTNUT HILL,
LLC, a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE 9 LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Lessee’s Signature Page 4 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT CARROLLWOOD,
LLC, a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT FOX RUN, LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT WEKIWA SPRINGS
LLC, a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT OAK PARK LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Lessee’s Signature Page 5 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Teddy D. Hillard	THE ESTATES OF OAK RIDGE LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Witness:	/s/ Teddy D. Hillard	SUMMERVILLE AT OVIEDO LLC,
a Delaware limited liability company

Witness:	/s/ Ming Fang Jiang	By:	/s/ H. Todd Kaestner
			Name:	H. Todd Kaestner
			Title:	Executive Vice President

Name:

Lessee’s Signature Page 6 of 6 to Second Amendment to Amended and Restated Master Lease and Security Agreement

LESSOR:

Witness:	/s/ Elsa Bergstrom	HCP AUR1 CALIFORNIA A PACK,
LLC, a Delaware limited liability company

		By:	HCP Partners, LP, a Delaware limited
partnership, its member

Witness:	/s/ Kristina L. Fink	By:	HCP MOB, Inc., a Delaware
corporation, its general partner

		By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP EMOH, LLC,
a Delaware limited liability company

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP HAZEL CREEK, LLC,
a Delaware limited liability company

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 1 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Elsa Bergstrom	HCP MA2 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

Witness:	/s/ Kristina L. Fink	HCP MA2 OHIO, LP, a Delaware limited
partnership

HCP MA2 OKLAHOMA, LP,
a Delaware limited partnership

By: HCP MA2 GP Holding, LLC,
a Delaware limited liability company,
their general partner

		By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP
a Delaware limited partnership

Witness:	/s/ Kristina L. Fink	HCP MA3 WASHINGTON, LP,
a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
a Delaware limited liability company,
their general partner

		By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 2 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Elsa Bergstrom	HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELDORADO HEIGHTS LLC,
a Delaware limited liability company

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company

Witness:	/s/ Kristina L. Fink	By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 3 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

HCP SH LASSEN HOUSE, LLC,
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

HCP SH MOUNTAIN LAUREL, LLC,
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

HCP SH MOUNTAIN VIEW, LLC,
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 4 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

HCP SH RIVER VALLEY LANDING, LLC
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

HCP SH SELLWOOD LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

HCP ST1 COLORADO, LP,
a Delaware limited partnership
Witness:	/s/ Elsa Bergstrom
By: HCP ST1 Colorado GP, LLC,
a Delaware limited liability company,
its general partner
Witness:	/s/ Kristina L. Fink

		By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

HCP, INC.,
a Maryland corporation
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 5 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

HCPI TRUST,
a Maryland real estate investment trust
Witness:	/s/ Elsa Bergstrom

		By:	/s/ Kendall K. Young
Witness:	/s/ Kristina L. Fink		Name:	Kendall K. Young
			Title:	Executive Vice President

WESTMINSTER HCP, LLC,
Witness:	/s/ Elsa Bergstrom	a Delaware limited liability company

		By:	HCPI/TENNESSEE, LLC,
a Delaware limited liability company,
its sole member

Witness:	/s/ Kristina L. Fink		By: HCP, INC.,
a Maryland corporation,
its managing member

			By:	/s/ Kendall K. Young
				Name:	Kendall K. Young
				Title:	Executive Vice President

Lessor’s Signature Page 6 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

Witness:	/s/ Elsa Bergstrom

HCP SPRINGTREE, LLC,

HCP OCOEE, LLC,
HCP PORT ORANGE, LLC,
HCP BECKETT LAKE, LLC,

HCP ST. AUGUSTINE, LLC,
HCP CARROLLWOOD, LLC,
HCP OVIEDO, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP OAK PARK, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP IRVING, LLC and
HCP EMFIN PROPERTIES, LLC,
each a Delaware limited liability company

Witness:	/s/ Kristina L. Fink

		By:	/s/ Kendall K. Young
			Name:	Kendall K. Young
			Title:	Executive Vice President

Lessor’s Signature Page 7 of 7 to Second Amendment to Amended and Restated Master Lease and Security Agreement

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the	BROOKDALE SENIOR LIVING INC.,
presence of:	a Delaware corporation

/s/ Teddy D. Hillard
Name:	By:	/s/ H. Todd Kaestner
		Name:	H. Todd Kaestner
/s/ Ming Fang Jiang		Title:	Executive Vice President
Name:			Corporate Development

Guarantors’ Signature Page to Second Amendment to Amended and Restated Master Lease and Security Agreement

AMENDED EXHIBIT A-1.1

Initial Allocated Minimum Rent – Pool 1

Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Excess Allocation	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
Palm Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Santa Rosa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Yorba Linda, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Green Mountain, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Newnan, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Courtyard Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lake Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lake Springs Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Murray, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oak Tree Village, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Willow Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Marlton Crossing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sandia Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Magnolia Gardens	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Heritage Place	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lakeside	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lakeside Cottages	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Springfield - The Briarwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Springfield- The Woodside, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Park Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Grayson View, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lexington Gardens	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Legacy Crossing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Clearlake, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Holiday Lane Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Moses Lake	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Quail Hollow	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Absaroka, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Montclair Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Meadowlark, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
San Dimas, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Willoughby, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Highline, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Woodstock, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sweetwater, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Flint River, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mountain View, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lassen House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Westminster, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Spring Tree	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ocoee, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Stafford, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Friendswood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Beckett Lake, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oak Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Lease Pool 1 (45 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

AMENDED EXHIBIT A-2.1

Initial Allocated Minimum Rent – Pool 2

HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	Excess Allocation	Full year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
2092	Orchard Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1233	Roslyn, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2144	Mountain Laurel, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2165	Lake Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2053	Riverstone, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1162	Orland Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2135	Paducah, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2074	Oxford, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2129	Heartland Park, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2126	Churchill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2121	La Villa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2110	Plaza, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2158	Cedar Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2171	Sellwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2098_	Alpine Court, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2104	Alpine Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2103	Eagle Cove, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2088	River Valley, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2093	Spring Arbor, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2154	Laurel Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2076	Chandler Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2073	Remington House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2075	Eden Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2069	Emerald Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2117	Maplewood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2061	Fisher's Landing, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2127	Brentmoor, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2169	Park Avenue Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2119	Oaks, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1160	Tulsa, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2134	Rose Valley Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2153	Rose Valley, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2139	Chestnut Lane	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2152	Hillside	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2106	Heron Pointe, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2090	Heron Pointe Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2148	Sugarland Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2079	Sequoia Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2054	Sequoia Springs Cottages, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2143	Champlin Shores, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0849	Carrollwood, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0820	Irving, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0859	Oviedo, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0732	Port Orange, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0802	St. Augustine, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0245	Voorhees, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total Lease Pool 2 (46 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

AMENDED EXHIBIT A-3.1

Initial Allocated Minimum Rent – Pool 3

HCP #	Facility Name	July 2014	August 2014	September 2014	October 2014	November 2014	December 2014	PO Property Excess Allocation	Full Year 2014	2016 Allocated Special Rent Credit	Subsequent Special Rent Credit
1165	Northridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1561	Hazel Creek, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2091	Sunrise Creek, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2085	Buckingham Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0224	Northdale, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2118	Woodstock Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1158	Plymouth Beach, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2163	Cambridge Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2080	Northridge Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2150	Roswell, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2083	Statesman Club, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2084	Manor House, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2050	Cougar Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2089	Chehalem Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2133	Oswego Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2140	Century Fields, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1172	Greenville, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2099	Hawthorne Inn at Hilton Head, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2111	Palm Court, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2112	Palm Village, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2094	Bellevue Place, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2162	Carriage Inn, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0225	Lake Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2052	Chesterley Meadows	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2078	Chesterley Court	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2160	Spring Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2062	Stonebridge	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2097	South Hill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2059	Hawthorne Inn at Greenville	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2132	Cordova, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2116	Willows at Sherman	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2107	Canyonview Estates, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2077	Monroe House	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1173	Bellevue, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2114	Englewood Heights	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2095	Eagle Meadows	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2170	Legacy Gardens, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1386	Marietta, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0841	Chestnut Hill, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0217	Cy-Fair, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0857	Fox Run, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0734	Hillsborough, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0730	Litchfield Hills, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0860	Oak Ridge, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
0861	Wekiwa Springs, Emeritus at	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Lease Pool 3 (45 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2125	Heritage, Emeritus at The	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Purchase Option Properties (1 Property)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	Total Lease Pool 3 (46 Properties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

"Portions of this exhibit have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission."